UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

NewAge, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-38014	27-2432263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2420 17th Street, Suite 220, Denver, CO 80202
(Address of principal executive offices) (Zip Code)

(303) 566-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NewAge, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2021. At the Annual Meeting, the shareholders of the Company elected the seven director nominees and approved Proposal No. 2, relating to the issuance of up to 39,650,521 shares of the Company’s common stock pursuant to an Amended and Restated Agreement and Plan of Merger; Proposal No. 3, relating to the increase in authorized common stock shares; Proposal No. 4, relating to the reincorporation of the Company from the State of Washington to the State of Delaware; Proposal No. 5, relating to the 2021 compensation of the Company’s named executive officers; Proposal No. 6, relating to the ratification of Deloitte & Touche LLP as the Company’s independent registered independent auditors, was approved; and Proposal No. 7, relating to the adjournment of the meeting to a later date. The final voting results on each proposal brought before the Annual Meeting are as follows:

Proposal No. 1: To elect seven directors to the board of directors of the Company to serve until the next annual meeting to be held in 2021 or until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Brent D. Willis	65,487,775	8,570,455	24,961,239
Ed Brennan	71,644,425	2,413,805	24,961,239
Fred W. Cooper	67,636,839	6,421,391	24,961,239
Gregory Fea	66,782,102	7,276,128	24,961,239
Timothy J. Haas	71,733,967	2,324,263	24,961,239
Amy Kuzdowicz	61,386,894	12,671,336	24,961,239
Alicia Syrett	66,788,426	7,269,804	24,961,239

Proposal No. 2: To approve the issuance of up to 39,650,521 shares of the Company’s common stock pursuant to an Amended and Restated Agreement and Plan of Merger, dated September 30, 2020, by and among the Company, Ariix, LLC, and the additional parties thereto, that, absent such approval, would violate Nasdaq Listing Rule 5635 (the “Nasdaq Proposal”).

For	Against	Abstain	Broker Non-Votes
71,643,971	2,181,305	232,954	24,961,239

Proposal No. 3: To approve an increase to the total number of shares of the Company’s authorized common stock from 200,000,000 shares to 400,000,000 shares.

For	Against	Abstain	Broker Non-Votes
85,059,698	13,708,736	251,035	24,961,239

Proposal No. 4: To approve the reincorporation of the Company from the State of Washington to the State of Delaware.

For	Against	Abstain	Broker Non-Votes
72,955,535	856,460	246,235	24,961,239

Proposal No. 5: To approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
68,698,763	4,648,492	710,975	24,961,239

Proposal No. 6: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
92,255,738	6,533,366	230,364	24,961,239

Proposal No. 7: To approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal Nos. 2, 3 or 4

For	Against	Abstain	Broker Non-Votes
93,430,131	5,127,251	462,087	24,961,239

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWAGE, INC.

Date: May 17, 2021	By:	/s/ Brent D. Willis
Brent D. Willis Chief Executive Officer